August 9, 2013

To our shareholders:

The Board of Trustees/Directors of your Oppenheimer Fund(s) is requesting that shareholders voice their opinion on the matters to be voted on at the next Special Meeting of Shareholders scheduled for September 27, 2013. Shareholders are given the opportunity to vote on matters set forth at a shareholder meeting in order to collectively approve or disprove items on the agenda. While most Funds have successfully met the required vote, the polls are still open for your Fund, so the opportunity to voice your opinion on the proposals listed below and outlined on the attached proxy card is now.

Shareholders are asked to consider and VOTE on the following matters:

•	To approve changes in, or the removal of, certain fundamental policies / investment objectives.

•	To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland Corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

please take a moment now to cast your vote

Information regarding the Special Meeting and the proposals can be found in the proxy statement. For assistance in voting your shares please call (800) 331-5963.

Why am I being asked to vote?	PROXY VOTING OPTIONS
Your vote is very important and can make a difference in the governance and management of the Funds. Your vote can help ensure that the proposals recommended by the Board can be implemented.	1.	MAIL your signed and voted proxy back in the postage paid envelope provided
	2.	ONLINE at the website indicated on the enclosed proxy card
	3.	By PHONE with a live operator when you call toll-free 1-800-331-5963 Monday through Friday 9 a.m. to 10 p.m. Eastern Time
Will the proposed changes in the fundamental investment policies/investment objective change the operations of my Fund?
Although the proposed changes in the fundamental investment policies will allow the Funds greater flexibility to respond to future investment opportunities, each Fund’s investment adviser and each Fund’s sub-adviser has represented to the Board that it does not anticipate that the proposals will materially affect the manner in which the Funds are currently being managed or will result in a material change in the level of investment risk in any Fund.

Why is the Board recommending the reorganization of a Fund as a Delaware statutory trust?
After reviewing the advantages and disadvantages of Massachusetts, Maryland and Delaware it has been determined that organization as Delaware statutory trusts offers the Funds greater advantages.

August 9, 2013

To our shareholders:

The Board of Trustees/Directors of your Oppenheimer Fund(s) is requesting that shareholders voice their opinion on the matters to be voted on at the next Special Meeting of Shareholders scheduled for September 27, 2013. Shareholders are given the opportunity to vote on matters set forth at a shareholder meeting in order to collectively approve or disprove items on the agenda. While most Funds have successfully met the required vote, the polls are still open for your Fund, so the opportunity to voice your opinion on the proposals listed below and outlined on the attached proxy card is now.

Shareholders are asked to consider and VOTE on the following matters:

•	To approve changes in, or the removal of, certain fundamental policies / investment objectives.

•	To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland Corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

please take a moment now to cast your vote

Information regarding the Special Meeting and the proposals can be found in the proxy statement. For questions regarding the proposals lease call (800) 331-5963 Ext 7958.

Why am I being asked to vote?	PROXY VOTING OPTIONS
Your vote is very important and can make a difference in the governance and management of the Funds. Your vote can help ensure that the proposals recommended by the Board can be implemented.	1.	MAIL your signed and voted proxy back in the postage paid envelope provided
	2.	ONLINE at the website indicated on the enclosed proxy card
	3.	By PHONE by dialing the toll-free number indicated on the enclosed proxy card

Will the proposed changes in the fundamental investment policies/investment objective change the operations of my Fund?
Although the proposed changes in the fundamental investment policies will allow the Funds greater flexibility to respond to future investment opportunities, each Fund’s investment adviser and each Fund’s sub-adviser has represented to the Board that it does not anticipate that the proposals will materially affect the manner in which the Funds are currently being managed or will result in a material change in the level of investment risk in any Fund.

Why is the Board recommending the reorganization of a Fund as a Delaware statutory trust?
After reviewing the advantages and disadvantages of Massachusetts, Maryland and Delaware it has been determined that organization as Delaware statutory trusts offers the Funds greater advantages.

August 9, 2013

To our shareholders:

The Board of Trustees/Directors of your Oppenheimer Fund(s) is requesting that shareholders voice their opinion on the matters to be voted on at the next Special Meeting of Shareholders scheduled for September 27, 2013. Shareholders are given the opportunity to vote on matters set forth at a shareholder meeting in order to collectively approve or disprove items on the agenda. While most Funds have successfully met the required vote, the polls are still open for your Fund, so the opportunity to voice your opinion on the proposals listed below and outlined on the attached proxy card is now.

Shareholders are asked to consider and VOTE on the following matters:

•	To approve changes in, or the removal of, certain fundamental policies / investment objectives.

•	To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland Corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

please take a moment now to cast your vote

Information regarding the Special Meeting and the proposals can be found in the proxy statement. To view the proxy material electronically please log on to www.proxyonline.com by using your control number found on the enclosed proxy card. For assistance in voting your shares please call (800) 331-5963.

Why am I being asked to vote?	PROXY VOTING OPTIONS
Your vote is very important and can make a difference in the governance and management of the Funds. Your vote can help ensure that the proposals recommended by the Board can be implemented.	1.	MAIL your signed and voted proxy back in the postage paid envelope provided
	2.	ONLINE at the website indicated on the enclosed proxy card
	3.	By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
	4.	By PHONE with a live operator when you call toll-free 1-800-331-5963 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

Will the proposed changes in the fundamental investment policies/investment objective change the operations of my Fund?
Although the proposed changes in the fundamental investment policies will allow the Funds greater flexibility to respond to future investment opportunities, each Fund’s investment adviser and each Fund’s sub-adviser has represented to the Board that it does not anticipate that the proposals will materially affect the manner in which the Funds are currently being managed or will result in a material change in the level of investment risk in any Fund.

Why is the Board recommending the reorganization of a Fund as a Delaware statutory trust?		.
After reviewing the advantages and disadvantages of Massachusetts, Maryland and Delaware it has been determined that organization as Delaware statutory trusts offers the Funds greater advantages.